EXHIBIT 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Benjamin LeBoe, Chief Financial Officer of Uranerz Energy Corporation (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2005 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Benjamin Leboe
Name:	BENJAMIN LEBOE
Title:	CHIEF FINANCIAL OFFICER
Date:	October 6, 2006